UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

YOUNG INNOVATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YOUNG INNOVATIONS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 9, 2006

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Young Innovations, Inc. (the “Company”) will be held at The University Club of Chicago, 75 East Monroe Street, Chicago, Illinois, 60603, on May 9, 2006, at 4:00 P.M., central time, for the following purposes:

1.                To elect five Directors to serve until the Annual Meeting of Shareholders in 2007 or until their successors are duly elected and qualified;

2.                To approve the Company’s 2006 Long-Term Incentive Plan; and

3.                To consider and transact such other business as may properly come before the meeting.

Only shareholders whose names appear of record at the Company’s close of business on March 15, 2006 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors,
Alfred E. Brennan
Vice Chairman of the Board of Directors and Chief Executive Officer

April 7, 2006

Earth City, Missouri

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

YOUNG INNOVATIONS, INC.
13705 Shoreline Court East
Earth City, Missouri 63045

PROXY STATEMENT

Annual Meeting of Shareholders to be held May 9, 2006

This Proxy Statement is being furnished to the common shareholders of Young Innovations, Inc. (the “Company”) on or about April 7, 2006 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the “Annual Meeting”) to be held on May 9, 2006 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

Holders of shares of common stock, par value $0.01 per share (“Shares” or the “Common Stock”), of the Company at its close of business on March 15, 2006 (the “Record Date”) will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 8,918,337 shares of Common Stock were outstanding. Holders of Common Stock (the “Shareholders”) are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

The election of each Director and the approval of the Company’s 2006 Long-Term Incentive Plan require the affirmative vote of holders of a majority of the Shares represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present, but not for purposes of election of directors. Broker non-votes will have no effect on the election of directors or the approval of the 2006 Long-Term Incentive Plan. An abstention will have the effect of a vote against the proposal to approve the 2006 Long-Term Incentive Plan.

A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote on the non-routine matter.  Under the rules and regulations of the primary trading markets applicable to most brokers, the election of directors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner.

Shareholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board’s director nominees and FOR the approval of the Company’s 2006 Long-Term Incentive Plan. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement that will come before the Annual Meeting.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary (telephone number (314) 344-0010).

The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.

The Annual Report to Shareholders for fiscal year 2005 accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company.

The date of this Proxy Statement is April 7, 2006.

SECURITIES BENEFICIALLY OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth information as of March 15, 2006, concerning the ownership of Common Stock by (i) each Director and Director nominee, each of the executive officers named in the Summary Compensation Table included in this Proxy Statement, all Directors, Director nominees and executive officers as a group, and (ii) all persons known by the Company to be the beneficial owners of five percent or more of the Common Stock. On March 15, 2006, there were 8,918,337 shares of Common Stock issued and outstanding. The address of each Director, Director nominee and executive officer listed below is Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045.

		Number of Shares	Percent
	Name and Address	Beneficially Owned (1)	of Class
(i)	George E. Richmond(2)	3,207,568	36%
	Alfred E. Brennan(3)	385,752	4%
	Arthur L. Herbst, Jr.(4)	337,805	4%
	Brian F. Bremer(5)	17,500	*
	Patrick J. Ferrillo, Jr. (6)	5,000	*
	Marc R. Sarni (7)	5,000	*
	Christine R. Boehning (8)	30,000	*
	Daniel J. Tarullo (9)	30,250	*
	Stephen T. Yaggy (10)	50,150	*
	All Directors, Director nominees and executive officers as a group (9 persons)	4,069,025	46%
(ii)	Neuberger Berman, Inc. (11)	968,849	11%
	605 Third Avenue
	New York, NY 10158-3698
	FMR Corp. (12)	719,371	8%
	82 Devonshire Street
	Boston, MA 02109
	Eaton Vance Corp. (13)	710,348	8%
	255 State Street
	Boston, MA 02109
	Royce & Associates, LLC (14)	531,834	6%
	1414 Avenue of the Americas
	New York, NY 10019

*                    Less than 1.0%.

(1)          Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares sole voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. Pursuant to the rules of the Securities and Exchange Commission, certain shares of the Company’s Common Stock which a person has the right to acquire within sixty days pursuant to the exercise of stock options and warrants are deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. All directors and executive officers as a group hold options to purchase an aggregate of 714,574 shares of Common Stock.

(2)          Includes 2,091,527 shares held in an irrevocable trust as to which Mr. George E. Richmond has sole voting and dispositive power and 1,116,041 shares held in a revocable trust as to which Mr. Richmond is a co-trustee and has sole voting power and dispositive power. Excludes 1,102 shares owned by Mr. Richmond’s spouse.

(3)          Includes 61,192 shares owned directly by Mr. Brennan, including 12,000 shares of restricted stock which vest over the next year to which Mr. Brennan has voting power. Also includes 324,560 shares of Common Stock issuable to Mr. Brennan that may be acquired pursuant to stock options exercisable within sixty days. Excludes 3,000 shares held in trust for Mr. Brennan’s children over which Mr. Brennan does not have voting or dispositive power.

(4)          Includes 78,791 shares owned directly by Mr. Herbst, including 12,000 shares of restricted stock which vest over the next year to which Mr. Herbst has voting power, 257,514 shares of Common Stock issuable to Mr. Herbst that may be acquired pursuant to stock options exercisable within sixty days, and 1,500 shares owned by Mr. Herbst’s daughters over which Mr. Herbst has voting and dispositive powers. Excludes 1,875 shares owned by Mr. Herbst’s spouse.

(5)          Includes 5,000 shares owned directly by Mr. Bremer and 12,500 shares of Common Stock issuable to Mr. Bremer that may be acquired pursuant to stock options exercisable within sixty days.

(6)          Includes 5,000 shares of Common Stock issuable to Dr. Ferrillo that may be acquired pursuant to stock options exercisable within sixty days.

(7)          Includes 5,000 shares of Common Stock issuable to Mr. Sarni that may be acquired pursuant to stock options exercisable within sixty days.

(8)          Includes 30,000 shares of Common Stock issuable to Ms. Boehning that may be acquired pursuant to stock options exercisable within sixty days.

(9)          Includes 250 shares of Common Stock owned by Mr. Tarullo and 30,000 shares of Common Stock issuable to Mr. Tarullo that may be acquired pursuant to stock options exercisable within sixty days.

(10)   Includes 150 shares of Common Stock owned by Mr. Yaggy and 50,000 shares of Common Stock issuable to Mr. Yaggy that may be acquired pursuant to stock options exercisable within sixty days.

(11)   Based on a Schedule 13G filed by Neuberger Berman, Inc. with the Securities and Exchange Commission dated February 14, 2006. Neuberger Berman has sole voting power with respect to 198,646 shares and shared voting power with respect to 345,967 shares.

(12)   Based on a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission dated February 14, 2006.

(13)   Based on a Schedule 13G filed by Eaton Vance Corp. with the Securities and Exchange Commission dated February 14, 2006.

(14)   Based on a Schedule 13G filed by Royce & Associates, Inc. with the Securities and Exchange Commission dated February 1, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, to the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during 2005.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the By-laws of the Company, the Company’s Directors are elected annually and hold office until their successors are duly elected and qualified.

It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below. It is expected that the nominees will serve; but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

The following table sets forth the names, ages, principal occupations and other information respecting the director nominees:

Director	Age	Principal Occupation During Past 5 Years
George E. Richmond	72

Chairman of the Board since 1997, Chief Executive Officer from 1995 to 2002, Director of the Company since its organization in 1995, and President of Young Dental Manufacturing Company (“Young Dental”) (predecessor to the Company) from 1961 until 1997.

Alfred E. Brennan	53

Vice Chairman since July 2004 and Chief Executive Officer since January 2002, President from July 1998 to July 2004, Chief Operating Officer of the Company from October 1997 to May 2002, and Director of the Company since August 1997.

Brian F. Bremer(1)(2)(3)	69	Director of the Company since May 1999. Partner in CroBern Management Partnership, a venture capital investment group, since 1995.
Marc R. Sarni(1)(2)(3)	47

Director of the Company since May 2004. Principal, Cornerstone Investment, LLC, a real estate investment, development and property management company since 2003. Managing Director and Head of Healthcare Investment Banking at A.G. Edwards from 1997 to 2003. Member of Board of Managers for Ascension Health Ventures, the health venture-investing subsidiary of Ascension Health. Member of Board of Directors for Hollis-Eden Pharmaceuticals, Inc. since June 2004. Member of Board of Microtek Medical Holdings, Inc. since May 2005.

Patrick J. Ferrillo, Jr.(1)(2)(3)	54

Director of the Company since October 2004. Vice Provost and Dean of the University of Nevada—Las Vegas School of Dental Medicine since 2002. Dean of Southern Illinois University School of Dental Medicine from 1985 to 2002. Effective July 1, 2006 Mr. Ferrillo will assume the position of Dean of the Arthur A. Dugoni School of Dentistry in San Francisco.

(1)          Member of Audit Committee.

(2)          Member of Compensation Committee.

(3)          Member of Nominating Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO APPROVE THE BOARD OF DIRECTORS’ SLATE OF NOMINEES STANDING FOR ELECTION.

PROPOSAL 2: APPROVAL OF THE 2006 LONG-TERM INCENTIVE PLAN

On March 20, 2006, the Board of Directors adopted the Company’s 2006 Long-Term Incentive Plan, referred to as the 2006 Plan. The Company is submitting the 2006 Plan to its shareholders for approval, which is required under the terms of the 2006 Plan for awards under the 2006 Plan to be valid and effective.

The 2006 Plan is intended to be a successor to the Company’s 1997 Amended and Restated Stock Option Plan, referred to as the 1997 Plan. As of March 20, 2006 there are only 1,200 shares available for issuance under the 1997 Plan, which is set to expire in November 2007. As a result, the Company is unable to issue stock awards in accordance with its historical practice.

The Company believes that appropriate equity incentives are important to attracting and retaining the highest caliber of employees, directors and consultants, to link incentive rewards to Company performance, to encourage employee ownership in the Company, and to align the interests of employees and directors with those of its shareholders. The approval of this proposal will enable the Company to continue to provide such incentives.

Awards under the 2006 Plan may be stock options, stock appreciation rights, restricted stock, restricted stock units, and other equity awards. Awards under the 2006 Plan may be subject to vesting upon meeting certain specified performance objectives. The Company believes that the flexibility to tailor the long-term incentive awards under the 2006 Plan will allow it to fit business conditions as they evolve.

Key Features of the 2006 Long-Term Incentive Plan and other significant historical award information are highlighted below:

•       The Compensation Committee of our Board administers the 2006 Plan.

•       Upon shareholder approval, 700,000 shares will be available for grant under the 2006 Plan. Shares that are still available for issuance under the 1997 Plan as of May 9, 2006 or shares that may become available for issuance under the 1997 Plan as a result of the forfeiture, lapse or expiration of awards previously granted under the 1997 Plan will also be available for issuance under the 2006 Plan.

•       The additional 700,000 shares represent approximately 8% of the Company’s current outstanding common shares.

•       In general, shares reserved for awards that lapse or are canceled will be added back to the pool of shares available for awards under the 2006 Plan, however, shares tendered in payment of a stock option or shares withheld for taxes will not be available again for grant.

•       The Company will be required to obtain shareholder approval to increase the number of shares available under the 2006 Plan, other than to adjust the number of shares available for awards in response to changes in the number of outstanding shares of the Company’s common stock, such as stock splits, combinations, and reclassifications.

•       Employees of the Company, our affiliates, consultants, and members of our Board of Directors are eligible to participate in the 2006 Plan.

•       Awards may not be granted under the 2006 Plan later than 10 years from the 2006 Plan’s Effective Date.

•       The 2006 Plan contains a prohibition on re-pricing and discounted stock options.

•       The Company’s options granted in a given year expressed as a percentage of the Company’s shares outstanding, known as the burn rate, was 3.57% for 2005, and the three year average burn rate was 4.74%.

Description of the 2006 Plan

The following is a summary of the material terms of the 2006 Plan. This summary is qualified in its entirety by reference to the text of the 2006 Plan that was filed electronically with this proxy statement with the Securities and Exchange Commission. Such text is not included in the printed version of this proxy statement. A copy of the 2006 Plan is available upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, attention: Secretary.

Purposes of the 2006 Plan.   The purposes of the 2006 Plan are: (a) to attract and retain highly competent persons as employees, directors, and consultants of the Company; (b) to provide additional incentives to such employees, directors, and consultants by aligning their interests with those of the Company’s shareholders; and (c) to promote the success of the business of the Company.

Administration.   The 2006 Plan will be administered by the Compensation Committee. The Compensation Committee will at all times be composed of two or more members of our Board of Directors who are not employees or consultants of the Company. The 2006 Plan gives the Compensation Committee discretion to make awards under the 2006 Plan, to set the terms of award agreements (including the type and amount of any award), to establish rules for the interpretation and administration of the 2006 Plan, and to make other determinations and take other actions consistent with the terms and purposes of the 2006 Plan.

The Compensation Committee may to the extent permitted by applicable law, delegate to one or more of the Company’s executive officers the authority to select individuals (other than executive officers) to receive awards under the 2006 Plan and to determine the amount and types of awards granted to individuals who are selected.

Eligibility.   Any employee of the Company or its affiliates, any consultant whom the Compensation Committee determines is significantly responsible for the Company’s success and future growth and profitability, and any member of the Board of Directors, will be eligible to receive awards under the 2006 Plan. This group currently includes 3 non-employee directors and approximately 272 employees.

Shares Available for Awards.   If the 2006 Plan is approved, 700,000 shares of the Company’s common stock, plus the number of shares previously authorized for issuance under the 1997 Plan which are not subject to outstanding awards on May 9, 2006, or which become available for future award grants under the 1997 Plan due to their forfeiture, lapse or expiration will be reserved for awards under the 2006 Plan. In general, shares reserved for awards that lapse or are canceled will be added back to the pool of shares available for awards under the 2006 Plan, however, shares tendered in payment of a stock option or shares withheld for taxes will not be available again for grant. Substitute Awards may be granted under the 2006 Plan in substitution for stock and stock based awards held by employees, directors, consultants or advisors of an acquired company in a merger or consolidation. Substitute Awards will not count against the share limit under the 2006 Plan. Awards other than stock options, stock appreciation rights, and restricted stock may be settled in a form of remuneration other than common stock, such as cash.

In any year, an eligible employee, consultant, or director may receive awards with respect to no more than 350,000 shares. If an award is to be settled in a medium other than common stock, the number of shares on which the award is based will count toward the limit.

The 2006 Plan authorizes the Compensation Committee to adjust the number of shares available for awards (up or down) in response to changes in the number of outstanding shares of the Company’s common stock, such as dividends payable in stock, stock splits, combinations, and reclassifications. Also, in response to certain extraordinary events (such as extraordinary dividends or a merger or spinoff), the Compensation Committee may provide for cash payments or award substitutions to reflect consideration received by shareholders.

Types of Awards.   The 2006 Plan allows any of the following types of awards, to be granted alone or in tandem with other awards:

Stock Options.   Stock options granted under the 2006 Plan may be either incentive stock options, or ISOs, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, which is referred to as the Code, or nonstatutory stock options, known as NSOs, which are not intended to meet those requirements.

The exercise price of a stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant and the term may not be longer than 10 years. If an ISO is granted to an individual who owns more than 10% of the combined voting power of all classes of the Company’s capital stock, the exercise price may not be less than 110% of the fair market value of the Company’s common stock on the date of grant and the term may not be longer than five years. The 2006 Plan prohibits repricing of outstanding stock options.

Award agreements for stock options may include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. If an award agreement does not have rules for exercise after termination of service, the stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Stock Appreciation Rights.   A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised. Under the 2006 Plan, all stock appreciation rights must be settled in common stock, except as otherwise determined by the Compensation Committee.

Award agreements for stock appreciation rights may include rules for exercise of the stock appreciation rights after termination of service. If an award agreement does not have rules for exercise after termination of service, the stock appreciation rights will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Restricted Stock Units.   A restricted stock unit entitles the grantee to receive common stock, or cash (or other property) based on the value of common stock, after a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock unit is forfeited. The Compensation Committee is authorized (but not required) to grant holders of restricted stock units the right to receive dividends on the underlying common stock.

Other Equity-Based Awards.   The 2006 Plan also authorizes the Compensation Committee to grant other types of equity-based compensation. For example, the Compensation Committee may grant shares of common stock upon the achievement of Performance Objectives.

Vesting and Performance Objectives.   Awards under the 2006 Plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Compensation Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of “Performance Objectives” (as described below), or a combination of both. The Compensation Committee also has authority to provide for accelerated vesting upon occurrence of an event such as a change in control.

Performance Objectives selected by the Compensation Committee as vesting conditions must be based on one of more of the following general financial and/or operational objectives:

•       Increasing net sales

•       Achieving a target level of earnings (including gross earnings; earnings before certain deductions, such as interest, taxes, depreciation, or amortization; or earnings per share)

•       Achieving a target level of income (including net income or income before consideration of certain factors, such as overhead) or a target level of gross profits

•       Achieving a target return on capital, assets, or shareholders’ equity

•       Maintaining or achieving a target level of appreciation in the price of the Company’s common stock

•       Increasing market share to a specified target level

•       Achieving or maintaining a share price that meets or exceeds the performance of specified stock market indices or other benchmarks over a specified period

•       Achieving a level of share price, earnings, or income performance that meets or exceeds performance in comparable areas of peer companies over a specified period

•       Achieving specified reductions in costs

•       Achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts

•       Expanding one or more products into one or more new markets

•       Acquiring a prescribed number of new customers in a line of business

•       Achieving a prescribed level of productivity within a business unit

•       Completing specified projects within or below the applicable budget

•       Completing acquisitions of other businesses

•       Expanding into other markets

Each of the Performance Objectives may relate to performance or achievements with respect to the Company, an affiliate of the Company, or a related business unit.

Shareholder approval of the 2006 Plan will permit the performance-based awards discussed herein to qualify for deductibility under Section 162(m) of the Code.

Nontransferability.   In general, awards under the 2006 Plan may not be assigned or transferred except by will or the laws of descent and distribution. However, the Compensation Committee may allow the transfer of NSOs to members of a participant’s immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant’s immediate family.

Amendment and Termination.   Our Board or the Compensation Committee may amend, alter, suspend, or terminate the 2006 Plan at any time. If necessary to comply with any applicable law (including stock exchange rules), the Company will first obtain shareholder approval.

Amendments, alterations, suspensions, and termination of the 2006 Plan generally may not impair a participant’s (or a beneficiary’s) rights under an outstanding award. However, rights may be impaired (a) if necessary to comply with an applicable law or accounting principles (including a change in the law or accounting principles); (b) pursuant to a written agreement with the participant; or (c) during the pendency or in recognition of unusual or nonrecurring events.

Effective Date and Duration.   The 2006 Plan’s effective date is March 20, 2006. However, the 2006 Plan and any awards will be null and void if the 2006 Plan is not approved by the Company’s shareholders before any compensation under the 2006 Plan is paid.

Unless it is terminated sooner, the 2006 Plan will terminate upon the earliest of (a) March 19, 2016; (b) the 10th anniversary of the date the 2006 Plan is approved by the Company’s shareholders; or (c) the date all shares available for issuance under the 2006 Plan have been issued and vested.

Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2006 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2006 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Stock Options.   The grant of a stock option will have no tax consequences to the recipient or to the Company or its affiliates. In general, upon the exercise of an ISO, the employee will not recognize income and the employer will not be entitled to a tax deduction. However, the excess of the acquired shares’ fair market value on the exercise date over the exercise price is included in the employee’s income for purposes of the alternative minimum tax.

Upon the exercise of an NSO, the employee (or consultant or director, as applicable) will generally recognize ordinary income equal to the excess of the acquired shares’ fair market value on the exercise date over the exercise price, and the Company (or the affiliate that granted the option) will generally be entitled to a tax deduction in the same amount. If the acquired shares are restricted stock (i.e., they are not transferable and are subject to a substantial risk of forfeiture), the tax consequences for restricted stock (described below) will apply.

If an employee (or consultant or director) transfers NSOs to members of his or her immediate family or to a trust, partnership, or corporation (as described above), the transfer will not be a taxable event. Upon the exercise of the NSOs (by the family member, trust, partnership, or corporation), the employee (or consultant or director) will recognize ordinary income.

Stock Appreciation Rights.   The grant of a stock appreciation right will have no tax consequences to the recipient or to the Company or its affiliates. Upon the exercise of a stock appreciation right, the employee (or consultant or director, as applicable) will recognize ordinary income equal to the received shares’ fair market value on the exercise date, and the Company (or the affiliate that granted the option) will generally be entitled to a tax deduction in the same amount.

Restricted Stock, Restricted Stock Units, and Other Equity Awards.   In general, the grant of restricted stock, a restricted stock unit, or other equity awards will have no tax consequences to the recipient or to the Company or its affiliates. When the award is settled (or, in the case of restricted stock, when the restrictions are lifted), the employee (or consultant or director, as applicable) will recognize ordinary income equal to the excess of (1) the applicable shares’ fair market value on the date the restrictions are lifted over (2) the amount, if any, paid for the shares by the employee (or consultant or director); the Company (or the affiliate that granted the award) will generally be entitled to a tax deduction in the same amount. If the award is settled in cash or other property, the employee (or consultant or director) will recognize ordinary income equal to the net amount received, and the Company (or the affiliate that granted the award) will generally be entitled to a tax deduction in the same amount. The grantee of a restricted stock award may elect to be taxed on the date of grant by filing a “Section 83(b) election” rather than on the date when the restrictions are lifted.

Sale of Shares.   When an employee (or director or consultant) sells shares received under any award other than an ISO, the employee (or director or consultant) will recognize capital gain or loss equal to the difference between the sale proceeds and the employee’s (or director’s or consultant’s) basis in the shares. In general, the basis in the shares is the amount of ordinary income recognized upon receipt of the shares (or upon the lifting of restrictions, in the case of restricted stock) plus any amount paid for the shares.

When an employee disposes of ISO shares, the difference between the amount realized by the employee and the exercise price will generally constitute a capital gain or loss, as the case may be. However, if the employee does not hold the ISO shares for more than one year after exercising the ISO and for more than two years after the grant of the ISO, then: (1) the excess of the ISO shares’ fair market value on the exercise date over the exercise price will generally be treated as ordinary income for the employee; (2) the difference between the sale proceeds and the ISO shares’ fair market value on the exercise date will be treated as a capital gain or loss for the employee; and (3) the employer will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee.

Deduction Limits.   In general, a corporation is denied a tax deduction for any compensation paid to its chief executive officer or to any of its four most highly compensated officers (other than the chief executive officer) to the extent that the compensation paid to the officer exceeds $1,000,000 in any year. “Performance-based compensation” is not subject to this deduction limit. The 2006 Plan permits the grant of awards that qualify as performance-based compensation—such as restricted stock and restricted stock units that are conditioned on achievement of one or more Performance Objectives, and stock options and stock appreciation rights—and of awards that do not so qualify—such as restricted stock and restricted stock units that are not conditioned on achievement of Performance Objectives.

Approval of the 2006 Plan would include approval of the list of possible Performance Objectives described above under the section Vesting and Performance Objectives. The possible Performance Objectives and other terms of awards of performance-based restricted stock or restricted stock units are subject to reapproval by the Company’s shareholders at the first shareholder meeting in 2011 in order for future grants of such awards to qualify as “performance-based compensation.” If the Performance Objectives and other terms are not reapproved, the Compensation Committee will not be authorized to grant restricted stock or restricted stock units intended to be considered “performance-based compensation” after that meeting, unless the vesting of such awards is based upon shareholder approval of the Performance Objectives and the other material terms of the awards.

Awards Not Nonqualified Deferred Compensation.   Awards under the 2006 Plan are not intended to be nonqualified deferred compensation. The Compensation Committee is required to administer, interpret, and construe the 2006 Plan in a manner that does not give rise to tax liability under Section 409A of the Code.

Other Information.   A new benefits table is not provided because no grants have been made in 2006 under the 2006 Plan and all benefits are discretionary. The closing price of the Common Stock as reported on the NASDAQ/NMS for March 28, 2006 was $35.66 per share.

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting is required for approval of the 2006 Plan. Abstentions will count as a vote against the proposal and broker non-votes will have no effect on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE YOUNG INNOVATIONS, INC. 2006 LONG-TERM INCENTIVE PLAN.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors met six times during 2005. With the exception of Mr. George Richmond, who recused himself from one Board meeting, all directors attended all of the meetings of the Board. All committee members attended all of the committee meetings in 2005.

Independent Directors

The Board of Directors is comprised of five members, of which three are independent directors, and thus comprise the majority of the Board. The Board of Directors has determined that the Independent Directors are Brian F. Bremer, Marc R. Sarni, and Patrick J. Ferrillo, Jr.

Compensation of Directors

Full-time employees of the Company who serve as directors receive only reimbursement of expenses incurred in attending meetings. Effective March 1, 2005, on the recommendation of the Compensation Committee, the Company’s Board of Directors approved new compensation arrangements for its non-employee directors. In lieu of the previous arrangement of paying each non-employee director a fee of $1,000 per Board meeting attended and $500 per telephonic meeting and committee meeting attended, effective March 1, 2005, each non-employee director received (i) an annual retainer of $10,000, (ii) $750 per half day of service provided, and (iii) $1,500 per full day of service provided. Each non-employee director, Brian F. Bremer, Patrick J. Ferrillo, Jr., and Marc R. Sarni, was also granted an option to purchase 5,000 shares of common stock of the Company at an exercise price of $35.38 per share. The options were immediately vested and have a ten-year term.

For meetings held prior to March 1, 2005 each non-employee director of the Company received $1,000 for each Board meeting attended and $500 for each telephonic or committee meeting attended as well as reimbursement for all expenses incurred in attending the meetings. Prior to March 1, 2005 and pursuant to the Company’s Amended and Restated 1997 Stock Option Plan each non-employee director of the Company was also eligible to receive a grant of an option to purchase up to 7,500 shares of the Company’s Common Stock. Mr. Bremer was granted 7,500 options upon joining the Board of Directors in 1999.

Committees

The Board of Directors has standing Audit, Compensation and Nominating Committees.

The Audit Committee met four times during 2005. During the year, the Committee was composed of Brian F. Bremer, Patrick J. Ferrillo and Marc R. Sarni.

In January 2003, the Board of Directors granted the Audit Committee sole authority to hire the independent accountants and approve non-audit services. The Committee’s responsibilities include evaluation of significant matters relating to the audit and internal controls of the Company and review of the scope and results of audits by the independent auditors. All of the members of the audit committee are independent as defined in the Nasdaq listing standards. The Board of Directors has determined that Messrs. Bremer and Sarni are “audit committee financial experts” as defined by the rules of the SEC and each of Messrs. Bremer and Sarni, and Dr. Ferrillo are “independent” for purposes of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. At the January 27, 2004 Board of Directors meeting, the Board approved the Audit Committee Charter. The Company’s Audit Committee Charter is available on the Company’s website at www.ydnt.com or free of charge upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary.

The Compensation Committee met five times during 2005. The Committee is composed of Brian F. Bremer, Patrick J. Ferrillo and Marc R. Sarni. The Compensation Committee reviews the Company’s remuneration policies and practices, including executive salaries, compensation and other employee benefits, and administers and determines awards under the Company’s Amended and Restated 1997 Stock Option Plan. All of the members of the Compensation Committee are independent as defined in the Nasdaq listing standards. The Company’s Compensation Committee Charter is available on the Company’s website at www.ydnt.com or free of charge upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary.

The Nominating Committee met once in 2005. The Committee is composed of Brian F. Bremer, Patrick J. Ferrillo and Marc R. Sarni. All the members of the Nominating Committee are independent as defined in the Nasdaq listing standards. The Company’s Nominating Committee Charter is available on the Company’s website at www.ydnt.com or free of charge upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary.

Director Nominations

The Nominating Committee will consider nomination recommendations from shareholders, which should be addressed to the Company’s Secretary at the Company’s principal executive offices. In order for a shareholder to nominate a candidate for director, under the Company’s Bylaws, timely notice of the nomination must be given in writing to the Secretary. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Nominating Committee may require any nominee to furnish any other information, within reason, that may be needed to determine the eligibility of the nominee.

As provided in its Charter, the Nominating Committee will follow procedures which the committee deems reasonable and appropriate in the identification of candidates for election to the Board and evaluating the background and qualifications of those candidates. Those processes include consideration of nominees suggested by an outside search firm, incumbent Board members, and shareholders. The committee will seek candidates having experience and abilities relevant to serving as a director of the Company and who represent the best interests of shareholders as a whole and not any specific interest group or constituency. The committee will also consider whether the candidate would be “independent” for purposes of Nasdaq and the rules and regulations of the Securities and Exchange Commission (SEC). The committee may from time to time engage the service of a professional search firm to evaluate potential nominees.

Attendance of Annual Shareholder Meetings

The Company expects all Board members to attend the annual meeting of shareholders, but from time to time, other commitments may prevent all directors from attending each meeting. All directors attended the most recent annual meeting of shareholders, which was held on May 12, 2005.

Shareholder Communications

Shareholders may send communications to Board members by sending a communication to the Board and/or a particular Board member in care of the Company at 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary. Communications intended for non-management directors should also be sent in care of the Secretary at the address listed above. All communications will then be forwarded by the Secretary to the appropriate Board members.

Code of Ethics

The Company adopted a Code of Ethics that applies to all executive officers, directors and employees. The Code of Ethics defines each individual’s obligations when representing the Company. The Company’s Code of Ethics is available on the Company’s website at www.ydnt.com or free of charge upon written request to Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045, Attention: Secretary.

Compensation Committee Interlocks and Insider Participation

During 2005, no executive officer of the Company served on the Board of Directors or Compensation Committee of any other company with respect to which any member of the Compensation Committee was engaged as an executive officer. No member of the Compensation Committee was an officer or employee of the Company during 2005, and no member of the Compensation Committee was formerly an officer of the Company.

EXECUTIVE COMPENSATION

The following table summarizes the annual and long-term compensation earned or awarded to the Company’s Chief Executive Officer and each of the Company’s four other most highly compensated executive officers at December 31, 2005, during the last three fiscal years for services rendered to the Company and its subsidiaries.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
					Securities	All Other
				Restricted Stock	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus($)(1)	Awards($)(2)	Options(#)(3)	($)(4)
Alfred E. Brennan	2005	$380,000	—	—	112,500	7,900
Vice Chairman and	2004	394,616	$180,000	—	—	7,900
Chief Executive Officer	2003	356,692	375,000	—	—	7,900
Arthur L. Herbst, Jr.	2005	$305,000	—	—	112,500	4,385
President	2004	316,731	$150,000	—	—	4,385
	2003	281,692	300,000	—	—	8,270
Christine R. Boehning (5)	2005	$154,231	$40,000	—	30,000	—
Vice President, Chief	2004	138,462	50,000	—	—	—
Financial Officer and	2003	—	—	—	—	—
Secretary
Daniel J. Tarullo(5)	2005	$125,000	$40,000	—	22,500	—
Vice President	2004	119,423	50,000	—	—	—
	2003	21,154	10,000	—	7,500	—
Stephen T. Yaggy	2005	$123,462	$15,000	—	—	—
Vice President	2004	124,615	25,000	—	—	—
	2003	112,140	75,000	—	12,500	—

(1)          Annual bonus amounts were earned and accrued during the fiscal years indicated and paid either in the fiscal year indicated or in the following year.

(2)          On October 11, 2001, Mr. Brennan and Mr. Herbst were each granted 60,000 restricted shares. The shares of restricted stock have the same right as shares of Common Stock as to dividends. The restrictions on the shares granted lapse 20% each year starting 1 year from the date of grant. Mr. Brennan and Mr. Herbst each had 12,000 restricted shares as of December 31, 2005. The aggregate market value of 12,000 shares as of December 31, 2005 was $408,960.

(3)          Represents stock options awarded under the Company’s 1997 Amended and Restated Stock Option Plan.

(4)          Includes life and disability insurance premiums paid by the Company.

(5)          Ms. Boehning joined the Company in February 2004. Mr. Tarullo joined the Company in September 2003.

Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended December 31, 2005 to each of the named executive officers who received option grants and the value of options held by such officers at fiscal year-end.

	Individual Grants
	Number of	% of Total
	Securities	Options			Potential Realizable Value
	Underlying	Granted to	Exercise		at Assumed Annual Rates of
	Options	Employees	Price		Stock Price Appreciation
	Granted	in Fiscal	Per Share	Expiration	for Option Term(3)
	(#)(1)	Year	($/sh)(2)	Date	5%($)	10%($)
Alfred E. Brennan	112,500	35.2%	$35.38	3/1/2015	$2,503,158	$6,343,493
Arthur L. Herbst, Jr.	112,500	35.2%	35.38	3/1/2015	2,503,158	6,343,493
Christine R. Boehning	30,000	9.4%	35.38	3/1/2015	667,509	1,691,598
Daniel J. Tarullo	22,500	7.0%	35.38	3/1/2015	500,632	1,268,708
Stephen T. Yaggy	—	—	—	—	—	—

(1)          Options were granted on March 1, 2005. All options were fully vested at date of grant.

(2)          The exercise price for all options granted is equal to the average of the high and low market price of the Company’s stock as quoted on the Nasdaq National Market on the last trading day prior to the grant.

(3)          The amounts shown under these columns are the result of calculation at 5 percent and 10 percent annual rates over the ten-year term of the options as required by the Securities and Exchange Commission and are not intended to forecast future appreciation of the stock price of the Company’s Common Stock. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.

Option Exercises During 2005 and Option Values at December 31, 2005

The following table sets forth certain information with respect to the named executive officers concerning their respective options exercised during 2005 and unexercised options held and the value thereof at fiscal year-end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities	Value of Unexercised In-
			Underlying Unexercised	the-Money Options at
	Shares Acquired	Value	Options at Fiscal Year End(#)	Fiscal Year End($)(3)
	on Exercise(#)(1)	Realized($)(2)	Exercisable/Unexercisable	Exercisable/Unexercisable
Alfred E. Brennan	7,132	$161,468	324,560/0	$4,536,155/$0
Arthur L. Herbst, Jr.	7,132	161,468	257,514/0	$2,861,756/$0
Christine R. Boehning	—	—	30,000/0	—
Daniel J. Tarullo	—	—	30,000/0	—
Stephen T. Yaggy	—	—	43,250/6,750	$704,545/$135,405

(1)          Includes 7,132 incentive stock options exercised and held by Mr. Brennan and 7,132 incentive stock options exercised and held by Mr. Herbst.

(2)          Value realized represents the difference between the base or exercise price of the option shares and the market price of the option shares on the date the option was exercised, without considering any taxes that may have been owed. The market price was derived from taking the closing price on the date of exercise.

(3)          Based on the closing price of the Company’s stock as quoted on the Nasdaq National Market on December 31, 2005 of $34.08.

Employment Agreements and Change-in-Control Arrangements

In April 2002, the Company entered into an employment agreement with George E. Richmond pursuant to which Mr. Richmond agreed to perform such duties as may be assigned to him by the Company’s Board or Chief Executive Officer through December 31, 2002. The employment agreement was amended on May 14, 2002 to automatically extend for successive one-year periods unless either party terminates the agreement at least 90 days prior to expiration of the initial term or any successive term. Mr. Richmond’s annual base salary under the agreement is $50,000. In exchange for Mr. Richmond agreeing to lifetime restrictions regarding non-disclosure of Confidential Information (as defined in the agreement), non-competition, and non-inducement, the Company shall pay to Mr. Richmond $50,000 per year for the remainder of Mr. Richmond’s life following the termination of Mr. Richmond’s employment with the Company, for any reason other than termination by the Company with Cause (as defined in the agreement). In addition, Mr. Richmond and the Company terminated Mr. Richmond’s employment agreement that was entered into in July 2000.

In June 2002, the Company entered into an employment agreement with Alfred E. Brennan pursuant to which Mr. Brennan agreed to serve as the Company’s President and Chief Executive Officer. The initial term of the employment agreement expired on June 12, 2005. Following the expiration of the initial term of the employment agreement, the employment agreement automatically extends for successive one year periods unless terminated by the Company at least six months prior to the expiration of any successive term. Mr. Brennan’s current minimum annual base salary is $380,000. If a Change of Control (as defined in the agreement) occurs prior to June 12, 2006, the Company shall pay to Mr. Brennan, within thirty (30) days following the date of the Change of Control, a cash payment amount of up to 2.9999 times Mr. Brennan’s base amount (as such term is used in Section 280G(b)(3) of the Internal Revenue Code).

In June 2002, the Company entered into an employment agreement with Arthur L. Herbst, Jr. pursuant to which Mr. Herbst agreed to serve as the Company’s Chief Operating Officer and Chief Financial Officer. The initial term of the employment agreement expired on June 12, 2005. Following the expiration of the initial term of the employment agreement, the employment agreement automatically extends for successive one year periods unless terminated by the Company at least six months prior to the expiration of any successive term. Mr. Herbst’s current minimum annual base salary is $305,000. If a Change of Control (as defined in the agreement) occurs prior to June 12, 2006, the Company shall pay to Mr. Herbst, within thirty (30) days following the date of the Change of Control, a cash payment amount of up to 2.9999 times Mr. Herbst’s base amount (as such term is used in Section 280G(b)(3) of the Internal Revenue Code).

Pursuant to restricted stock award agreements with Messrs. Brennan and Herbst, the restrictions on the restricted stock lapse 20% each year starting one year from the date of grant. In the event of a Change in Control (as defined in the agreements), all remaining restrictions will lapse.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing, analyzing and approving the Company’s remuneration policies and practices for the Company’s executive officers, including salaries, incentive bonuses and other employee benefits. The Committee is also responsible for administering and approving all stock option grants and other equity compensation for executive officers, managers and employees. During 2005, the Committee was comprised of the individuals listed at the end of this report, all of whom qualify as “independent” under applicable Nasdaq rules.

Overview and Philosophy

Executive compensation for 2005 was determined by the Committee. In developing the Company’s executive compensation policies, the Committee has two principal objectives: 1) attracting, rewarding and retaining highly qualified officers who possess outstanding talent, and 2) properly motivating the officers to achieve short-term and long-term corporate objectives that enhance shareholder value. The Company believes that offering a competitive total rewards package centered on a pay-for-performance philosophy helps to achieve these objects. Following annual reviews, the Committee authorizes compensation packages for key executives consisting of: a) base salary, b) performance-based annual incentive bonus and c) long-term stock-based awards.

In evaluating and setting the three components of compensation for executive officers, including the Chief Executive Officer of the Company, the Committee considers a variety of factors. The Committee’s primary objective is to create compensation programs that reward executives for their role in creating shareholder value over the long term. As of December 31, 2005, officers held stock options to purchase 692,074 shares of the Company’s Common Stock, in addition to 24,000 shares of restricted stock.

Base Salary

The Committee sets the minimum base salary and approves employment agreements for executive officers. See description of Employment Agreements. Adjustments to minimum base salary may be made by the Committee. Factors that the Committee may rely on in adjusting the minimum base salary of an executive include: the individual’s level of responsibility and performance; the individual’s contribution toward achieving the Company’s short- and long-term strategic, financial and operating goals; whether the base salary is competitive with companies in the industries and geographic areas in which the Company competes; and any other information which may be available as to the value of the particular individual’s performance and prospective future services to the Company. This information includes comments and performance evaluations by the Company’s Chief Executive Officer. The Committee considers all such data; however, it does not assign a prescribed weight to any given component.

Performance-Based Annual Incentive Bonus

Performance-based annual incentive bonus is paid based on a variety of factors, which the Committee believes help to increase shareholder value over the long term. The Committee considers the individual’s performance in fulfilling their responsibilities and their contribution toward achieving the Company’s strategic, financial and operating goals for the year as well as in prior years; the individual’s success in strategically positioning their area of responsibility for future growth; the extent and nature of the individual’s responsibilities; and comparisons with compensation paid to individuals with similar skills and experience.

Long-Term Stock-Based Awards

In general, the Committee believes that equity based compensation should form a significant part of an executive’s total compensation package. Stock options and restricted stock awards are granted to executives because they directly relate the executive’s earnings to the stock price appreciation realized by the Company’s shareholders over the option or vesting period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive’s option or restricted stock award was determined by performance-based factors similar to those considered in establishing base salary and bonus and as outlined under the Company’s Amended and Restated 1997 Stock Option Plan. The Committee believes that it is in the long-term interest of shareholders for management to have significant equity holdings so that they are motivated to act like owners.

Restricted Stock Awards

In 2001, the Company granted 60,000 shares of restricted stock to each of Mr. Brennan and Mr. Herbst. The shares of restricted stock were granted to these executives in recognition of their successful efforts to significantly improve the Company’s performance during their tenure with the Company and to provide them with strong incentive to continue to increase the value of the Company during their employment. The restricted stock vests evenly over a period of five years.

Compensation for the Chief Executive Officer

The Committee applies the same standards in establishing the compensation of the Company’s Chief Executive Officer as are used for other executives.

The Committee does not expect that Section 162(m) of the Internal Revenue Code will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future.

Marc R. Sarni, Chairman
Brian F. Bremer
Patrick J. Ferrillo, Jr.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2005 with respect to shares of the Company’s Common Stock that may be issued under equity compensation plans.

	(a)	(b)	(c)
Number of securities remaining
	Number of securities to be	Weighted average	Available for future issuance
	issued upon exercise of	exercise price of	under equity compensation
	outstanding options,	outstanding options	plans (excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))
Equity Compensation Plans Approved by Security Holders(1)	928,474	$22.24	16,200
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	928,474	$22.24	16,200

(1)          The plan was created upon the completion of the Company’s initial public offering on November 7, 1997. At that time, 750,000 shares were placed into the plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During 2005, the Company paid Richard G. Richmond, George E. Richmond’s son and a former director, $69,000 as an employee.

In October 2005, the Company repurchased 3,774 shares from both Alfred Brennan and Arthur Herbst to remit tax withholdings on their restricted stock in lieu of cash payment. Proceeds from each person’s transaction for tax withholdings were approximately $133,000. The Company also purchased 2,683 shares from Mr. Brennan and Mr. Herbst in payment for incentive stock options in October 2005. Proceeds from the repurchase related to each person’s incentive stock option transactions were approximately $99,991 for Mr. Brennan and Mr. Herbst. The purchase price was determined using the average of the high and low prices, as quoted by the Nasdaq National Stock Market, on the last trading day prior to the transaction.

In May 2005, the Company purchased 100,000 shares of its common stock from a trust controlled by George E. Richmond, its Chairman and principal shareholder, for an aggregate purchase price of $3,725,000.

On April 1, 2002, the Company entered into a consulting agreement with GER Consulting, Inc. (“GER”) pursuant to which GER provides consulting services to the Company through December 31, 2002. George Richmond is the sole shareholder of GER. Under the terms of the consulting agreement, the Company pays GER $4,167 monthly. During 2005, the Company paid $54,000 in consulting fees to GER under the terms of the consulting agreement. The consulting agreement was amended on May 14, 2002 to automatically extend for successive one-year periods unless either party terminates the agreement 90 days of its initial term or any successive term. The Company also pays Mr. Richmond $50,000 per year in connection with his employment agreement referenced earlier in this proxy statement. In 2005, the Company also paid GER $123,000 for use of its aircraft by Mr. Richmond and certain corporate personnel while working on behalf of the Company.

The Company has adopted a policy that all transactions between the Company and any affiliated party will be approved by a majority of the members of the Company’s Board of Directors, by a majority of the independent and disinterested Directors and the Audit Committee and will continue to be on terms no less favorable to the Company than terms the Company believes would be available from unaffiliated third parties.

The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors, corporate accountants and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors.

We have reviewed and discussed with senior management the Company’s audited financial statements included in the 2005 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

We have discussed with KPMG LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We have received from KPMG LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between KPMG LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. KPMG LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2005 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company’s independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company’s independent auditors with respect to such financial statements.

During the year 2005, management updated the documentation and completed the testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. We were kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, we received periodic updates provided by management and KPMG at each regularly scheduled Committee meeting. At the conclusion of the process, management provided us with a report on the effectiveness of the Company’s internal control over financial reporting. We also reviewed Management’s Report on Internal Control over Financial Reporting, as well as KPMG’s Report of Independent Registered Public Accounting Firm, which were included in the Company’s Annual

Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC. KPMG’s report related to its audit of (i) the consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting. We continue to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2006.

Brian F. Bremer, Chairman
Marc R. Sarni
Patrick J. Ferrillo, Jr.

INDEPENDENT AUDITORS

KPMG LLP has been appointed by the Audit Committee to serve as the independent auditors for the Company and its subsidiary corporations for the fiscal year ending December 31, 2006.

The Board of Directors expects that representatives of KPMG LLP will be present at the Annual Meeting to respond to shareholders questions and to have the opportunity to make any statements they consider appropriate.

Set forth below is a summary of certain fees paid or payable to KPMG LLP for services for the years ended December 31, 2005 and December 31, 2004.

	2005	2004
Audit Fees & Reimbursed Expenses	$313,566	$385,406
Audit-Related Fees	0	0
Tax Fees	171,602	118,965
All Other Fees	5,000	82,556
Total	$490,168	$586,927

Below is a description of the nature of services comprising the fees disclosed for each category above.

Audit Fees

The Company estimates that the aggregate fees billed by KPMG LLP for professional services rendered in connection with (i) the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, (ii) the assessment and audit of the Company’s system of internal control and compliance with the Sarbanes-Oxley Act and (iii) the review of the Company’s quarterly financial statements set forth in the Corporation’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005, were $313,566. The Company paid KPMG LLP $385,406 for professional services rendered in connection with (i) the audit of the Corporation’s annual financial statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, (ii) the assessment and audit of the Company’s system of internal control and compliance with the Sarbanes-Oxley Act and (iii) the review of the Company’s quarterly financial statements set forth in the Corporation’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004.

Audit-Related Fees

The Company did not pay KPMG LLP any audit-related fees in 2005 or 2004.

Tax Fees

Fees of $171,602 in 2005 and $118,965 in 2004 were paid to KPMG LLP by the Company for income tax compliance and consulting services.

All Other Fees

The Company incurred fees for all other services rendered by KPMG LLP totaling $5,000 for 2005 and $82,556 for 2004. For 2005, these fees related to discontinued operations and 2004 included benefit plan audit services and due diligence work performed by KPMG related to acquisitions.

The Audit Committee has advised the Company it has determined that the non-audit services rendered by the Company’s independent auditors during the years ending December 31, 2005 and December 31, 2004 are compatible with maintaining the independence of such auditors.

Pre-approval of Services by the External Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. The Audit Committee pre-approved all audit and permitted non-audit services by the Company’s external auditors in 2005.

Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

PERFORMANCE GRAPH

The following graph and table compare the cumulative total shareholder return on the Company’s Common Stock from December 31, 2000 through December 31, 2005, with the Russell 2000 Index and the S&P Health Care Index. The comparisons reflected in the table and graph are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. The table and graph assume an investment of $100 in the Common Stock and the indexes on December 31, 2000 and the reinvestment of all dividends.

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05
YOUNG INNOVATIONS, INC	$100.00	$134.81	$181.32	$281.05	$264.61	$268.53
RUSSELL 2000 INDEX	100.00	102.49	81.49	120.00	142.00	148.46
S & P HEALTH CARE INDEX	100.00	88.05	71.48	82.24	83.62	89.02

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2007 Annual Meeting of Shareholders of the Company must be received by the Company at its address stated above by December 8, 2006 to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

In order for a shareholder to bring other business before a shareholders meeting, notice must be received by the Company at its address stated above by February 21, 2007. Such notice must include various matters regarding the shareholder giving the notice and a description of the proposed business. These requirements are separate from the requirements a shareholder must meet to have a proposal included in the Company’s proxy statement.

OTHER MATTERS

The Board of Directors does not intend to present to the Annual Meeting any business other than the items stated in the “Notice of Annual Meeting of Shareholders” and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above.  If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

By Order of the Board of Directors
Christine R. Boehning
Corporate Secretary

Date: April 7, 2006

The Company will furnish without charge to each person whose proxy is solicited, and to each person representing that as of the record date for the meeting he or she was a beneficial owner of shares entitled to be voted at the meeting, on written request, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Such written request should be directed to Young Innovations, Inc., Attention: Ms. Christine R. Boehning, Secretary, 13705 Shoreline Court East, Earth City, Missouri 63045.

YOUNG INNOVATIONS, INC.

2006 LONG-TERM INCENTIVE PLAN

ARTICLE 1.
BACKGROUND AND PURPOSE OF THE PLAN

1.1.          Background.  This 2006 Long-Term Incentive Plan (the “Plan”) permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and other equity-based awards.

1.2.          Purpose.  The purposes of the Plan are (a) to attract and retain highly competent persons as Employees, Directors, and Consultants of the Company; (b) to provide additional incentives to such Employees, Directors, and Consultants by aligning their interests with those of the Company’s shareholders; and (c) to promote the success of the business of the Company.

1.3.          Eligibility.  Service Providers who are Employees, Consultants determined by the Committee to be significantly responsible for the success and future growth and profitability of the Company, or Directors are eligible to be granted Awards under the Plan.  However, Incentive Stock Options may be granted only to Employees.

1.4.          Definitions.  Capitalized terms used in the Plan and not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

ARTICLE 2.
SHARE LIMITS

2.1.          Shares Subject to the Plan.

(a)           Share Reserve.  Subject to adjustment under Section 2.3 of the Plan, Awards may be made under the Plan for up to 700,000 Shares plus the number of Shares previously authorized for issuance under the Company’s Amended and Restated 1997 Stock Option Plan (the “1997 Plan”) (i) which are not subject to outstanding awards on the date of the 2006 annual meeting of shareholders of the Company; or (ii) which become available for future award grants as a result of the subsequent forfeiture, lapse or expiration of awards granted pursuant to the 1997 Plan that were outstanding as of the date of the 2006 annual meeting of shareholders of the Company.  All of the available Shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options.  At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards made under the Plan and all other outstanding but unvested Awards made under the Plan that are to be settled in Shares.

(b)           Shares Counted Against Limitation.  If an Award is exercised, in whole or in part, by delivery or attestation of Shares under Section 5.4(b), or if the tax withholding obligation is satisfied by withholding Shares under Section 10.7(b), the number of Shares deemed to have been issued under the Plan (for purposes of the limitation set forth in this Section 2.1) shall be the number of Shares that were subject to the Award or portion thereof so exercised and not the net number of Shares actually issued upon such exercise.

(c)           Lapsed Awards.  If an Award: (i) expires; (ii) is terminated, surrendered, or canceled without having been exercised in full; or (iii) is otherwise forfeited in whole or in part (including as a result of Shares constituting or subject to an Award being repurchased by the Company pursuant to a contractual repurchase right), then the unissued Shares that were subject to such Award and/or such surrendered, canceled, or forfeited Shares (as the case may be) shall become available for future grant or sale under the Plan (unless the Plan has terminated), subject however, in the case of Incentive Stock Options, to any limitations under the Code.

(e)           Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors, consultants or advisors of another company (an “Acquired Company”) in connection with a merger, consolidation or similar transaction involving such Acquired Company with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Company.  The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 2.1(a) and 2.2.

2.2.          Individual Share Limit.  In any Tax Year, no Service Provider shall be granted Awards with respect to more than 350,000 Shares.  The limit described in this Section 2.2 shall be construed and applied consistently with Section 162(m) of the Code, except that the limit shall apply to all Service Providers.

(a)           Awards not Settled in Shares.  If an Award is to be settled in cash or any medium other than Shares, the number of Shares on which the Award is based shall count toward the individual share limit set forth in this Section 2.2.

(b)           Canceled Awards.  Any Awards granted to a Participant that are canceled shall continue to count toward the individual share limit applicable to that Participant set forth in this Section 2.2.

2.3.          Adjustments.

(a)           In the event that there is any dividend or distribution payable in Shares, or any stock split, reverse stock split, combination or reclassification of Shares, or any other similar change in the number of outstanding Shares, then the maximum aggregate number of Shares available for Awards under Section 2.1 of the Plan, the maximum number of Shares issuable to a Service Provider under Section 2.2 of the Plan, and any other limitation under this Plan on the maximum number of Shares issuable to an individual or in the aggregate shall be proportionately adjusted (and rounded down to a whole number) by the Committee as it deems equitable in its discretion to prevent dilution or enlargement of the rights of the Participants.  The Committee’s determination with respect to any such adjustments shall be conclusive.

(b)           In the event that there is any extraordinary dividend or other distribution in respect of the Shares, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split-up, exchange, spin-off or other extraordinary event, then the Committee shall make provision for a cash payment, for the substitution or exchange of any or all outstanding Awards or a combination of the foregoing, based upon the distribution or consideration payable to holders of the Shares in respect of such event or on such other terms as the Committee otherwise deems appropriate.

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ARTICLE 3.
ADMINISTRATION OF THE PLAN

3.1.          Administrator.  The Plan shall be administered by the Committee.

3.2.          Powers of the Committee.  Subject to the provisions of the Plan, Applicable Law, and the specific duties delegated by the Board to the Committee, the Committee shall have the authority in its discretion: (a) to determine the Fair Market Value; (b) to select the Service Providers to whom Awards may be granted hereunder and the types of Awards to be granted to each; (c) to determine the number of Shares to be covered by each Award granted hereunder; (d) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other securities, other Awards, or other property; (e) to approve forms of Award Agreements; (f) to determine, in a manner consistent with the terms of the Plan, the terms and conditions of any Award granted hereunder, based on such factors as the Committee, in its sole discretion, shall determine; (g) to construe and interpret the terms of the Plan and Award Agreements; (h) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (i) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established pursuant to Section 12.1 of the Plan; (j) to authorize withholding arrangements pursuant to Section 10.7(b) of the Plan; (k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee (l) to accelerate the vesting of an Award; and (m) to make all other determinations and take all other action described in the Plan or as the Committee otherwise deems necessary or advisable for administering the Plan and effectuating its purposes.

3.3.          Compliance with Applicable Law.  The Committee shall administer, construe, interpret, and exercise discretion under the Plan and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all Applicable Laws, and that avoids (to the extent practicable) the classification of any Award as “deferred compensation” for purposes of Section 409A of the Code, as determined by the Committee.

3.4.          Effect of Committee’s Decision and Committee’s Liability.  The Committee’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.  Neither the Committee nor any of its members shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan or any Award Agreement.

3.5.          Delegation to Executive Officers.  To the extent permitted by Applicable Law, the Committee may delegate to one or more Executive Officers the powers: (a) to designate Service Providers who are not Executive Officers as eligible to participate in the Plan; and (b) to determine the amount and type of Awards that may be granted to Service Providers who are not Executive Officers.

3.6.          Awards may be Granted Separately or Together.  In the Committee’s discretion, Awards may be granted alone, in addition to, or in tandem with any other Award or any award

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granted under another plan of the Company or an Affiliate.  Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

ARTICLE 4.
VESTING AND PERFORMANCE OBJECTIVES

4.1.          General.  The vesting schedule or Period of Restriction for any Award shall be specified in the Award Agreement.  The criteria for vesting and for removing restrictions on any Award may include (i) performance of substantial services for the Company for a specified period; (ii) achievement of one or more Performance Objectives; or (iii) a combination of (i) and (ii), as determined by the Committee.

4.2.          Period of Absence from Providing Substantial Services.  To the extent that vesting or removal of restrictions is contingent on performance of substantial services for a specified period, a leave of absence (whether paid or unpaid) shall not count toward the required period of service unless the Award Agreement provides otherwise.

4.3.          Performance Objectives.

(a)           Possible Performance Objectives.  Any Performance Objective shall relate to the Service Provider’s performance for the Company (or an Affiliate) or the Company’s (or Affiliate’s) business activities or organizational goals, and shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the Performance Objective is achieved.  The Performance Objectives with respect to any Award may be one or more of the following General Financial and/or Operational Objectives, as established by the Committee in its sole discretion:

(i)            General Financial Objectives:

•      Increasing the Company’s net sales

•      Achieving a target level of earnings (including gross earnings; earnings before certain deductions, such as interest, taxes, depreciation, or amortization; or earnings per Share)

•      Achieving a target level of income (including net income or income before consideration of certain factors, such as overhead) or a target level of gross profits for the Company, an Affiliate, or a business unit

•      Achieving a target return on the Company’s (or an Affiliate’s) capital, assets, or stockholders’ equity

•      Maintaining or achieving a target level of appreciation in the price of the Shares

•      Increasing the Company’s (or an Affiliate’s) market share to a specified target level

•      Achieving or maintaining a Share price that meets or exceeds the performance of specified stock market indices or other benchmarks over a specified period

•      Achieving a level of Share price, earnings, or income performance that meets or exceeds performance in comparable areas of peer companies over a specified period

•      Achieving specified reductions in costs

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•      Achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts

(ii)           Operational Objectives:

•      Expanding one or more products into one or more new markets

•      Acquiring a prescribed number of new customers in a line of business

•      Achieving a prescribed level of productivity within a business unit

•      Completing specified projects within or below the applicable budget

•      Completing acquisitions of other businesses

•      Expanding into other markets

(b)           Stockholder Approval of Performance Objectives.  The list of possible Performance Objectives set forth in Section 4.3(a), above, and the other material terms of Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, shall be subject to reapproval by the Company’s stockholders at the first stockholder meeting that occurs in 2011.  No Award of Restricted Stock or Restricted Stock Units that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be made after that meeting unless stockholders have reapproved the list of Performance Objectives and other material terms of such Awards, or unless the vesting of the Award is made contingent on stockholder approval of the Performance Objectives and other material terms of such Awards.

(c)           Documentation of Performance Objectives.  With respect to any Award, the Performance Objectives shall be set forth in writing no later than 90 days after commencement of the period to which the Performance Objective(s) relate(s) (or, if sooner, before 25% of such period has elapsed) and at a time when achievement of the Performance Objectives is substantially uncertain.  Such writing shall also include the period for measuring achievement of the Performance Objectives, which shall be no greater than five consecutive years, as established by the Committee.  Once established by the Committee, the Performance
Objective(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions on Restricted Stock that otherwise would be due upon the attainment of the Performance Objective(s).

(d)           Committee Certification.  Prior to settlement of any Award that is contingent on achievement of one or more Performance Objectives, the Committee shall certify in writing that the applicable Performance Objective(s) and any other material terms of the Award were in fact satisfied.  For purposes of this Section 4.3(d), approved minutes of the Committee shall be adequate written certification.

(e)           Negative Discretion.  The Committee may reduce, but may not increase, the number of Shares deliverable or the amount payable under any Award after the applicable Performance Objectives are satisfied.

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ARTICLE 5.
STOCK OPTIONS

5.1.          Terms of Option. Subject to the provisions of the Plan, the type of Option, term, exercise price, vesting schedule, and other conditions and limitations applicable to each Option shall be as determined by the Committee and shall be stated in the Award Agreement.

5.2.          Type of Option.

(a)           Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(b)           Neither the Company nor the Committee shall have liability to a Participant or any other party if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option.  In addition, the Committee may make an adjustment or substitution described in Section 2.3 of the Plan that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant or any other party.

5.3.          Limitations.

(a)           Maximum Term.  No Option shall have a term in excess of 10 years measured from the date the Option is granted.  In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(e), below), the term of such Incentive Stock Option shall not exceed five years measured from the date the Option is granted.

(b)           Minimum Exercise Price.  Subject to Section 2.3(b) of the Plan, the exercise price per share of an Option shall not be less than 100% of the Fair Market Value per Share on the date the Option is granted.  In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(e), below), subject to Section 2.3(b) of the Plan, the exercise price per share of such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share on the date the Option is granted.

(c)           Repricing Prohibited.  Except as provided in Section 2.3, the Committee shall not amend any outstanding Option to reduce its exercise price, and shall not grant an Option with a lower exercise price within six months before or after an Option with a higher exercise price is canceled.

(d)           $100,000 Limit for Incentive Stock Options.  Notwithstanding an Option’s designation, to the extent that Incentive Stock Options are exercisable for the first time by the Participant during any calendar year with respect to Shares whose aggregate Fair Market Value exceeds $100,000 (regardless of whether such Incentive Stock Options were granted under this Plan, the 1997 Plan, or any other plan of the Company or any Affiliate), such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5.3(d), Fair Market Value shall be measured as of the date the Option was granted and Incentive Stock Options shall be taken into account in the order in which they were granted.

(e)           10% Stockholder.  For purposes of this Section 5.3, a “10% Stockholder” is an individual who, immediately before the date an Award is granted, owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or an Affiliate), determined under Section 424(d) of the Code.

5.4.          Form of Consideration.  The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an

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Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant.  To the extent approved by the Committee, the consideration for exercise of an Option may be paid in any one, or any combination, of the forms of consideration set forth in subsections (a), (b), (c), and (d) below.

(a)           Cash Equivalent.  Consideration may be paid by cash, check, or other cash equivalent approved by the Committee.

(b)           Tender or Attestation of Shares.  Consideration may be paid by the tendering of other Shares to the Company or the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company’s reducing the number of Shares issuable upon the exercise of the Option.  Shares tendered or attested to in exchange for Shares issued under the Plan must be held by the Service Provider for at least six months prior to their tender or their attestation to the Company and may not be Shares of Restricted Stock at the time they are tendered or attested to.  The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate.  For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable.

(c)           Broker-Assisted Cashless Exercise.  Consideration may be paid by the Participant’s (i) irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to a broker (acceptable to the Company) for the Participant’s account, and (ii) irrevocable instructions to the broker to sell Shares sufficient to pay the exercise price and upon such sale to deliver the exercise price to the Company.  A Participant may use this form of exercise only if the exercise would not subject the Participant to liability under Section 16(b) of the Exchange Act or would be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act or any other exemption from such liability.  The Company shall deliver an acknowledgement to the broker upon receipt of instructions to deliver the Shares, and the Company shall deliver the Shares to such broker upon the settlement date.  Upon receipt of the Shares from the Company, the broker shall deliver to the Company cash sale proceeds sufficient to cover the exercise price and any applicable withholding taxes due.  Shares acquired by a cashless exercise shall be deemed to have a Fair Market Value on the Option exercise date equal to the gross sales price at which the broker sold the Shares to pay the exercise price.

(d)           Other Methods.  Consideration may be paid using such other methods of payment as the Committee, at its discretion, deems appropriate from time to time.

5.5.          Exercise of Option.

(a)           Procedure for Exercise.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement.  An Option shall be deemed exercised when the Committee receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares (in a form permitted under Section 5.4 of the Plan) with respect to which the Option is exercised.

(b)           Termination of Relationship as a Service Provider.  Following a Participant’s Termination of Service, the Participant (or the Participant’s Beneficiary, in the case

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of Termination of Service due to death) may exercise his or her Option within such period of time as is specified in the Award Agreement, subject to the following conditions:

(i)            An Option may be exercised after the Participant’s Termination of Service only to the extent that the Option was vested as of the Termination of Service;

(ii)           An Option may not be exercised after the expiration of the term of such Option as set forth in the Award Agreement;

(iii)          Unless a Participant’s Termination of Service is the result of the Participant’s Disability, the Participant may not exercise an Incentive Stock Option more than three months after such Termination of Service;

(iv)          If a Participant’s Termination of Service is the result of the Participant’s Disability, the Participant may exercise an Incentive Stock Option up to 12 months after Termination of Service; and

(v)           After the Participant’s death, his Beneficiary may exercise an Incentive Stock Option only to the extent that that the deceased Participant was entitled to exercise such Incentive Stock Option as of the date of his death.

In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three months after the Participant’s Termination of Service for any reason other than Disability or death, and for 12 months after the Participant’s Termination of Service on account of Disability or death.

(c)           Rights as a Stockholder.  Shares subject to an Option shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the Option exercise date.  Until such Option exercise date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option.  In the event that the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, an Option are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Option.  No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

5.6.          Repurchase Rights.  The Committee shall have the discretion to grant Options which are exercisable for unvested Shares.  If the Participant ceases to be a Service Provider while holding such unvested Shares, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share equal to the lower of (i) the exercise price paid per Share, or (ii) the Fair Market Value per Share at the time of repurchase.  The terms upon which such repurchase right shall be exercisable by the Committee (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

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ARTICLE 6.
STOCK APPRECIATION RIGHTS

6.1.          Terms of Stock Appreciation Right.  The term, base amount, vesting schedule, and other conditions and limitations applicable to each Stock Appreciation Right, except the medium of settlement, shall be as determined by the Committee and shall be stated in the Award Agreement.  All Awards of Stock Appreciation Rights shall be settled in Shares issuable upon the exercise of the Stock Appreciation Right, except as otherwise provided by the Committee.

6.2.          Exercise of Stock Appreciation Right.

(a)           Procedure for Exercise.  Any Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement.  A Stock Appreciation Right shall be deemed exercised when the Committee receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Appreciation Right.

(b)           Termination of Relationship as a Service Provider.  Following a Participant’s Termination of Service, the Participant (or the Participant’s Beneficiary, in the case of Termination of Service due to death) may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that the Stock Appreciation right is vested as of the Termination of Service.  In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for three months following the Participant’s Termination of Service for any reason other than Disability or death, and for 12 months after the Participant’s Termination of Service on account of Disability or death.

(c)           Rights as a Stockholder.  Shares subject to a Stock Appreciation Right shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the date the Stock Appreciation Right is exercised.  Until such date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Stock Appreciation Right.  If the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, a Stock Appreciation Right are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Stock Appreciation Right between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Stock Appreciation Right.  No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

ARTICLE 7.
RESTRICTED STOCK

7.1.          Terms of Restricted Stock.  Subject to the provisions of the Plan, the Period of Restriction, the number of Shares granted, and other conditions and limitations applicable to each Award of Restricted Stock shall be as determined by the Committee and shall be stated in the Award Agreement.  Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

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7.2.          Transferability.  Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3.          Other Restrictions.  The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

7.4.          Removal of Restrictions.  Except as otherwise provided in this Article 7, and subject to Section 10.5 of the Plan, Shares of Restricted Stock covered by an Award of Restricted Stock made under the Plan shall be released from escrow, and shall become fully transferable, as soon as practicable after the Period of Restriction ends, and in any event no later than 2½ months after the end of the Tax Year in which the Period of Restriction ends.

7.5.          Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.6.          Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.

(a)           If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Shares of Restricted Stock with respect to which they were paid.

(b)           If any such dividends or distributions are paid in cash, the Award Agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Shares of Restricted Stock vest or are forfeited.  Alternatively, the Award Agreement may specify that the dividend equivalents or other payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date.  In no event shall any cash dividend or distribution be paid later than 2½ months after the Tax Year in which the dividend or distribution becomes nonforfeitable.

7.7.          Right of Repurchase of Restricted Stock.  If, with respect to any Award, (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction or (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives, then the Company shall have the right to repurchase forfeitable Shares of Restricted Stock from the Participant at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost).

ARTICLE 8.
RESTRICTED STOCK UNITS

8.1.          Terms of Restricted Stock Units.  Subject to the provisions of the Plan, the Period of Restriction, number of underlying Shares, and other conditions and limitations applicable to

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each Award of Restricted Stock Units shall be as determined by the Committee and shall be stated in the Award Agreement.

8.2.          Settlement of Restricted Stock Units.  Subject to Section 10.5 of the Plan, the number of Shares specified in the Award Agreement, or cash equal to the Fair Market Value of the underlying Shares specified in the Award Agreement, shall be delivered to the Participant as soon as practicable after the end of the applicable Period of Restriction, and in any event no later than 2½ months after the end of the Tax Year in which the Period of Restriction ends.

8.3.          Dividend and Other Distribution Equivalents.  The Committee is authorized to grant to holders of Restricted Stock Units the right to receive payments equivalent to dividends or other distributions with respect to Shares underlying Awards of Restricted Stock Units.  The Award Agreement may specify that the dividend equivalents or other distributions shall be subject to the same restrictions as the related Restricted Stock Units, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Restricted Stock Units are paid or forfeited.  Alternatively, the Award Agreement may specify that the dividend equivalents or other distributions shall be unrestricted, in which case they shall be paid on the dividend or distribution payment date for the underlying Shares, or as soon as practicable thereafter.  In no event shall any unrestricted dividend equivalent or other distribution be paid later than 2½ months after the Tax Year in which the record date for the dividend or distribution occurs.

8.4.          Deferral Election.  Notwithstanding anything to the contrary in Sections 8.2 or 8.3, a Participant may elect in accordance with the terms of the Award Agreement and Section 409A of the Code to defer receipt of all or any portion of the Shares or other property otherwise issuable to the Participant pursuant to a Restricted Stock Unit Award to the extent permitted by the Committee.

8.5.          Forfeiture.  If, with respect to any Award, (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction, or (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives, then the Restricted Stock Units granted pursuant to such Award shall be forfeited and the Company (and any Affiliate) shall have no further obligation thereunder.

ARTICLE 9.
OTHER EQUITY-BASED AWARDS

9.1.          Other Equity-Based Awards.  The Committee shall have the right to grant other Awards based upon or payable in Shares having such terms and conditions as the Committee may determine, including deferred stock units, the grant of Shares upon the achievement of a Performance Objective and the grant of securities convertible into Shares.

ARTICLE 10.
ADDITIONAL TERMS OF AWARDS

10.1.        No Rights to Awards.  No Service Provider shall have any claim to be granted any Award under the Plan, and the Company is not obligated to extend uniform treatment to

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Participants or Beneficiaries under the Plan.  The terms and conditions of Awards need not be the same with respect to each Participant.

10.2.        No Effect on Employment or Service.  Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company; nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws and any enforceable agreement between the Service Provider and the Company.

10.3.        No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

10.4.        Transferability of Awards.  Unless otherwise determined by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  Subject to the approval of the Committee in its sole discretion, Nonstatutory Stock Options may be transferable to members of the immediate family of the Participant and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders.  “Members of the immediate family” means the Participant’s spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption.  To the extent that any Award is transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.

10.5.        Conditions On Delivery of Shares and Lapsing of Restrictions.  The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until (a) all conditions of the Award have been met or removed to the satisfaction of the Committee, (b) subject to approval of the Company’s counsel, all other legal matters (including any Applicable Laws) in connection with the issuance and delivery of such Shares have been satisfied, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Laws.

10.6.        Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.7.        Withholding.

(a)           Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to the grant, exercise, vesting, or settlement of an Award, the Company shall have the power and the right to deduct or withhold, or to require a Participant or Beneficiary to remit to

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the Company, an amount sufficient to satisfy any federal, state, and local taxes (including the Participant’s FICA obligation) that the Company determines is required to be withheld to comply with Applicable Laws.  The Participant or Beneficiary shall remain responsible at all times for paying any federal, state, and local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant or Beneficiary incurs by failing to make timely payments of tax.

(b)           Withholding Arrangements.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant or Beneficiary to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required by Applicable Law to be withheld.  The Fair Market Value of the Shares to be withheld or delivered, or with respect to which restrictions are removed, shall be determined as of the date that the taxes are required to be withheld.

10.8.        Other Provisions in Award Agreements/Change in Control.  In addition to the provisions described in the Plan, any Award Agreement may include such other provisions (whether or not applicable to the Award of any other Participant) as the Committee determines appropriate, including restrictions on resale or other disposition, provisions for the acceleration of vesting and/or exercise ability of Awards upon a Change in Control of the Company, provisions for the cancellation of Awards in the event of a Change in Control of the Company, and provisions to comply with Applicable Laws.

A Change in Control means and shall be deemed to occur upon the first of the following events:

(a)           the acquisition, after the date hereof, by an individual, entity or group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Voting Securities of the Company then outstanding after giving effect to such acquisition; or

(b)           the Company is merged or consolidated or reorganized into or with another company or other legal entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the Voting Securities of such company or entity immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such merger, consolidation or reorganization; or

(c)           the Company sells or otherwise transfers all or substantially all of its assets (including but not limited to its Subsidiaries) to another company or legal entity in one transaction or a series of related transactions, and as a result of such sale(s) or transfer(s), less than a majority of the combined voting power of the then outstanding Voting Securities of such company or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such sale or transfer; or

(d)           approval by the Board or the stockholders of the Company of a complete or substantial liquidation or dissolution of the Company; or

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(e)           the majority of the members of the Board being replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of members of the Board immediately prior to such appointment or election.

Notwithstanding the foregoing, unless otherwise determined in a specific case by majority vote of the Board, a Change in Control shall not be deemed to have occurred solely because (a) the Company, (b) a Subsidiary, (c) any one or more members of executive management of the Company or its Affiliates, (d) any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary or (e) any combination of the Persons referred to in the preceding clauses (a) through (d) becomes the actual or beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the Voting Securities of the Company.  For the purposes of this Section 10.8, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

“Person” means any individual, Company, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Exchange Act.

“Subsidiary” means a Company, company or other entity (a) more than 50 percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (b) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, or unincorporated association), but more than 50 percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

“Voting Securities” means, with respect to any Person, any securities entitled to vote (including by the execution of action by written consent) generally in the election of directors of such Person (together with direct or indirect options or other rights to acquire any such securities).

10.9.        Section 16 of the Exchange Act.  It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act.  The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

10.10.      Not Benefit Plan Compensation.  Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of determining the Participant’s benefits under any other employee benefit plans or arrangements provided by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.

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ARTICLE 11.
TERM, AMENDMENT, AND TERMINATION OF PLAN

11.1.        Term of Plan.  The Plan shall become effective on the Effective Date.

11.2.        Termination of the Plan.  The Plan shall terminate upon the earliest to occur of (i) March 19, 2016; (ii) the date that is 10 years after the Plan is approved by the Company’s stockholders; (iii) the date on which all Shares available for issuance under the Plan have been issued as fully vested Shares; or (iv) the date determined by the Board pursuant to its authority under Section 11.3 of the Plan.

11.3.        Amendment of the Plan.  The Board or the Committee may at any time amend, alter, suspend, or terminate the Plan, without the consent of the Participants or Beneficiaries.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

11.4.        Effect of Amendment or Termination.  Except as provided in Section 11.5 of the Plan, no amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Participant or Beneficiary under an outstanding Award, unless required to comply with an Applicable Law or mutually agreed otherwise between the Participant and the Committee; any such agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

11.5.        Adjustments of Awards Upon the Occurrence of Unusual or Nonrecurring Events.  The Committee may, in its sole discretion (but subject to the limitations and conditions expressly stated in the Plan, such as the limitations on adjustment of Performance Objectives), adjust the terms and conditions of Awards during the pendency or in recognition of (a) unusual or nonrecurring events affecting the Company or an Affiliate (such as a capital adjustment, reorganization, or merger) or the financial statements of the Company or an Affiliate, or (b) any changes in Applicable Laws or accounting principles.  By way of example, the power to adjust Awards shall include the power to suspend the exercise of any Option or Stock Appreciation Right.

ARTICLE 12.
MISCELLANEOUS

12.1.        Authorization of Sub-Plans.  The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities, and/or tax laws of various jurisdictions.  The Committee shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations as the Committee deems necessary or desirable, and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable.  All sub-plans adopted by the Committee shall be deemed to be part of the Plan, but each sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any sub-plans to Participants in any jurisdiction which is not the subject of such sub-plan.

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12.2.        Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Missouri, regardless of the laws that might otherwise govern under any state’s applicable principles of conflicts of laws.

12.3.        Committee Manner of Action.  Unless otherwise provided in the bylaws of the Company or the charter of the Committee: (a) a majority of the members of a Committee shall constitute a quorum, and (b) the vote of a majority of the members present who are qualified to act on a question assuming the presence of a quorum or the unanimous written consent of the members of the Committee shall constitute action by the Committee.  The Committee may delegate the performance of ministerial functions in connection with the Plan to such person or persons as the Committee may select.

12.4.        Expenses.  The costs of administering the Plan shall be paid by the Company.

12.5.        Severability.  If any provision of the Plan or any Award Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, such provision shall be construed or deemed to be amended to resolve the applicable infirmity, unless the Committee determines that it cannot be so construed or deemed amended without materially altering the Plan or the Award, in which case such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.6.        Construction.  Unless the contrary is clearly indicated by the context, (1) the use of the masculine gender shall also include within its meaning the feminine and vice versa; (2) the use of the singular shall also include within its meaning the plural and vice versa; and (3) the word “include” shall mean to include, but not to be limited to.

12.7.        No Trust or Fund Created.  Neither the Plan nor any Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company (or an Affiliate) and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Company (or an Affiliate) pursuant to an Award, such right shall be no more secure than the right of any unsecured general creditor of the Company (or the Affiliate, as applicable).

12.8.        Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

12.9.        Complete Statement of Plan.  This document is a complete statement of the Plan.

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APPENDIX

As used in the Plan, the following terms shall have the following meanings:

(a)           “Affiliate” means an entity in which the Company has a direct or indirect equity interest, whether now or hereafter existing; provided however, that with respect to an Incentive Stock Option, an Affiliate means a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(f) of the Code) with respect to the Company, whether now or hereafter existing.

(b)           “Applicable Laws” means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)           “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other equity-based awards.

(d)           “Award Agreement” means a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e)           “Beneficiary” means the personal representative of the Participant’s estate or the person(s) to whom an Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent or distribution.

(f)            “Board” means the board of directors of the Company.

(g)           “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein shall be a reference to any regulations or other guidance of general applicability promulgated under such section, and shall further be a reference to any successor or amended section of such section of the Code that is so referred to and any regulations thereunder.

(h)           “Committee” means the Compensation Committee of the Board, which has been constituted by the Board to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 162(m) of the Code, and/or other Applicable Laws.

(i)            “Company” means Young Innovation, Inc., a Missouri corporation, or any successor thereto.

(j)            “Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render services to such entity.

(k)           “Director” means a member of the Board.

(l)            “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

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(m)          “Effective Date” means March 20, 2006; provided that the Plan and any Awards granted hereunder shall be null and void if the Plan is not approved by the Company’s stockholders before any compensation under the Plan is paid.

(n)           “Employee” means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or any Affiliate or any other entity the employees of which are permitted to receive Incentive Stock Options under the Code.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)           “Executive Officer” means an individual who is an “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or a “covered employee” under Section 162(m) of the Code.

(q)           “Fair Market Value” means, with respect to Shares as of any date (except in the case of a cashless exercise pursuant to Section 5.4(c)) the closing sale price per share of such Shares (or the closing bid, if no sales were reported) as reported in The Wall Street Journal or, if not reported therein, such other source as the Committee deems reliable.

(r)            “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t)            “Option” means an option to purchase Shares that is granted pursuant to Article 5 of the Plan.  An Option may be an Incentive Stock Option or a Nonstatutory Stock Option.

(u)           “Participant” means the holder of an outstanding Award granted under the Plan.

(v)           “Performance Objective” means a performance objective or goal that must be achieved before an Award, or a feature of an Award, becomes nonforfeitable, as described in Section 4.3 of the Plan.

(w)          “Period of Restriction” means the period during which Restricted Stock, the remuneration underlying Restricted Stock Units, or any other feature of an Award is subject to a substantial risk of forfeiture.  A Period of Restriction shall be deemed to end when the applicable Award ceases to be subject to a substantial risk of forfeiture.

(x)            “Restricted Stock” means Shares that, during a Period of Restriction, are subject to restrictions as described in Article 7 of the Plan.

(y)           “Restricted Stock Unit” means an Award that entitles the recipient to receive Shares or cash after a Period of Restriction, as described in Article 8 of the Plan.

(z)            “Service Provider” means an Employee, Director, or Consultant.

(aa)         “Share” means a share of the Company’s common stock.

(bb)         “Stock Appreciation Right” means an Award that entitles the recipient to receive, upon exercise, the excess of (i) the Fair Market Value of a Share on the date the Award

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is exercised, over (ii) a base amount specified by the Committee which shall not be less than the Fair Market Value of a Share on the date the Award is granted, as described in Article 6 of the Plan

(cc)         “Tax Year” means the Company’s taxable year.  If an Award is granted by an Affiliate, such Affiliate’s taxable year shall apply instead of the Company’s taxable year.

(dd)         “Termination of Service” means the date an individual ceases to be a Service Provider.  Unless the Committee or a Company policy provides otherwise, a leave of absence authorized by the Company or the Committee (including sick leave or military leave) from which return to service is not guaranteed by statute or contract shall be characterized as a Termination of Service if the individual does not return to service within three months; such Termination of Service shall be effective as of the first day that is more than three months after the beginning of the period of leave.  If the ability to return to service upon the expiration of such leave is guaranteed by statute or contract, but the individual does not return, the leave shall be characterized as a Termination of Service as of a date established by the Committee or Company policy.  For purposes of the Plan and any Award hereunder, if an entity ceases to be an Affiliate, Termination of Service shall be deemed to have occurred with respect to each Participant in respect of such Affiliate who does not continue as a Service Provider in respect of the Company or another Affiliate after such giving effect to such Affiliate’s change in status.

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YOUNG INNOVATIONS, INC.

Proxy for the Annual Meeting of Shareholders - May 9, 2006

This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of YOUNG INNOVATIONS, INC., a Missouri corporation (the “Company”), hereby constitutes and appoints George E. Richmond and Christine R. Boehning, and each of them, his Attorneys and Proxies (with full power of substitution in each), and authorizes them to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 9, 2006, at 4:00 P.M. and at any adjournment thereof, and to vote the common stock of the Company held by the undersigned as designated below on proposals 1 and 2, and in their discretion on all other matters coming before the Meeting.

This proxy when properly executed will be voted in the manner directed by the shareholder, but if no direction is made, this Proxy will be voted FOR proposal 1 and FOR proposal 2

1. ELECTION OF DIRECTORS:
☐ FOR all nominees listed (except as marked below)		☐ WITHHOLD AUTHORITY
to vote for nominees listed below.

George E. Richmond, Alfred E. Brennan, Brian F. Bremer, Marc R. Sarni and Patrick J. Ferrillo, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), print such nominee’s(s’) name(s) in the space provided below.)

2.	Approval of the Young Innovations, Inc. 2006 Long-Term Incentive Plan (the “Plan”)
	☐ FOR the Plan	☐ AGAINST the Plan	☐ ABSTAIN

PLEASE MARK (ON REVERSE SIDE), SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.

Signature of Shareholder

Signature of Shareholder

DATED:	, 2006.